UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 19, 2007 (December 13, 2007)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

On December 13, 2007, the Board of Directors of The Coca-Cola Company (the “Company”) amended the Compensation Plan for Non-Employee Directors of The Coca-Cola Company (the “Compensation Plan”) in order to provide that for the first 12 months of a new Director’s tenure, he or she will receive $175,000 in cash, paid quarterly, or such other amount as may be determined by the Board of Directors for his or her first twelve months of service in lieu of participation in the performance component of the Compensation Plan for that period.  After the first 12 months, the new Director would participate in the Compensation Plan on the same basis as the other Directors.  A copy of the Compensation Plan, as amended and restated, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2007, the Board of Directors of the Company increased the size of the Board to 13 members and elected Jacob Wallenberg, chairman of the Board of Investor AB, as a Director of the Company, both effective January 1, 2008.  Mr. Wallenberg was appointed to the Public Issues and Diversity Review Committee and the Committee on Directors and Corporate Governance, effective January 1, 2008.

On December 13, 2007, the Board awarded both Mr. Wallenberg and Alexis M. Herman, who was elected a Director of the Company on October 18, 2007, a cash payment in the amount of $175,000, payable quarterly, as compensation for their first twelve months of service in accordance with the Compensation Plan.  This is in lieu of participation in the performance component of the Compensation Plan for that period.  After the first 12 months of service, they will participate in the ongoing performance component of the Compensation Plan on the same terms as the other Directors.

A copy of the Company’s press release announcing the election of Mr. Wallenberg to the Board is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1                                Compensation Plan for Non-Employee Directors of The Coca-ColaCompany, as amended and restated on December 13, 2007

Exhibit 99.2                                Press Release of The Coca-Cola Company dated December 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: December 19, 2007	By: /s/ David M. Taggart David M. Taggart Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Compensation Plan for Non-Employee Directors of The Coca-Cola Company, as amended and restated on December 13, 2007

Exhibit 99.2	Press Release of The Coca-Cola Company dated December 13, 2007